                                                                   EXHIBIT 10.28

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement ("AGREEMENT") is entered into as of May 10, 2004, by and among Standard Parking Corporation ("SPC"), SP Associates ("SP"), Waverly Partners, L.P. ("WAVERLY"), the Carol R. Warshauer GST Exempt Trust (the "TRUST" and together with SP and Waverly, the "SELLERS") and Myron C. Warshauer ("WARSHAUER"), Steamboat Industries LLC ("STEAMBOAT") (for the purposes of
Section 5 and Section 11 only) and John V. Holten ("HOLTEN") (for the purposes of Section 5 and Section 12 only). The parties to this Agreement are sometimes referred to herein individually as "PARTY" or collectively as "PARTIES."

                                    RECITALS

     WHEREAS, in September and October, 2001, the Sellers exercised their right to require SPC to purchase the shares of common stock of SPC (the "STOCK") held by them pursuant to that certain Stockholders Agreement dated as of March 30, 1998, as amended, by and among SPC, the Sellers and certain other parties thereto (the "STOCKHOLDERS AGREEMENT"), which purchase was not consummated at that time for reasons contemplated by Section 6.3 of the Stockholders Agreement.

     WHEREAS, the Parties desire to consummate SPC's purchase of the Stock on the terms and conditions set forth herein.

     WHEREAS, the Parties desire to enter into certain other transactions as set forth herein.

     NOW, THEREFORE, in consideration for the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. PURCHASE OF STOCK. At the Closing (as defined below), SPC agrees to purchase and acquire, and the Sellers agree to sell and transfer to SPC, the Stock.

2. PAYMENT OF PURCHASE PRICE. The aggregate purchase price for the Stock was $11,027,162.25 as of March 31, 2004, and interest thereon continues to accrete until paid at the rate of 11-3/4%, cumulating quarterly (the "PURCHASE PRICE"). The Purchase Price less $5 million shall be paid in cash at the Closing (the "CLOSING PAYMENT"), and SPC's obligation to pay the remaining $5 million shall be evidenced by promissory notes in the form of EXHIBIT A attached hereto (each a "PROMISSORY NOTE") in the aggregate principal amount of $5 million.

3. CLOSING. The closing of the transactions contemplated hereby is conditioned upon and shall occur simultaneously with the closing of the initial public offering of SPC's common stock (the "IPO"), at the offices of Sachnoff & Weaver, Ltd., 30 S. Wacker Dr., 29th Floor, Chicago, IL 60606, or such other place as is mutually agreeable to the Parties (the "CLOSING").

4. CLOSING DELIVERIES.

     4.1. At the Closing, the Sellers shall deliver to SPC certificates representing the Stock together with duly signed Assignments Separate from Certificate with respect thereto.

     4.2. At the Closing, SPC shall deliver to each Seller: (a) such Seller's Pro Rata Portion of the Closing Payment by certified check or wire transfer, and
(b) a Promissory Note in the principal amount of such Seller's Pro Rata Portion of $5 million. Each Seller's "PRO RATA PORTION" shall equal a fraction, the numerator of which is the number of shares of Stock held by such Seller and the denominator of which is the aggregate number of shares of Stock held by all of the Sellers.

5. ASSIGNMENT OF PROMISSORY NOTES. At the Closing, SPC's obligations under the Promissory Notes shall be assumed by Steamboat, which at the time of the Closing will be SPC's majority owner. Concurrently therewith, the following items shall be delivered to the Sellers (who shall also sign those documents referred to below calling for their signatures) and SPC shall be discharged from all liability under the Promissory Notes:

      (a) A Pledge and Escrow Agreement, in the form attached hereto as EXHIBIT B, whereby Steamboat pledges a number of shares of common stock of SPC (the "PLEDGED SHARES") equal to (i) the unpaid principal amount of the Promissory Notes plus an amount of interest thereon determined at an interest rate of 11.75% per annum (notwithstanding the interest rate set forth in the Promissory Notes), cumulated quarterly, divided by (ii) the price per share of the common stock of SPC offered to the public in the IPO, to secure its obligations under the Promissory Notes, which Pledged Shares shall be held by an independent escrow agent ("ESCROW AGENT") pursuant to escrow instructions set forth in the Pledge and Escrow Agreement. An example for illustrative purposes only of the calculation to determine the number of Pledged Shares is attached hereto as SCHEDULE A, based on a price per share of common stock of $15 in the IPO;

     (b) Stock certificates representing the Pledged Shares, and duly signed Assignments Separate from Certificate therefore, to be delivered to the Escrow Agent;

     (c) The personal undertaking of Holten, in the form attached hereto as EXHIBIT C, guarantying Steamboat's obligations under the Promissory Notes; and

     (d) A written undertaking from Steamboat, in the form attached hereto as EXHIBIT D, (i) assuming the obligations of SPC under the Promissory Notes, and (ii) agreeing to prepay an aggregate principal amount of $1 million on the Promissory Notes, each Seller to receive its Pro Rata Portion thereof, in the event that the over-allotment option in the IPO is exercised in full (but not otherwise), payable at the closing thereof.

     Sellers hereby agree that upon delivery of the items set forth above, SPC shall be discharged from any and all obligations under the Promissory Notes and agree to confirm SPC's discharge in writing.

6. CANCELLATION OF WARSHAUER OPTION AGREEMENT. At the Closing, SPC shall pay to Warshauer the sum of $300,000 in consideration of Warshauer's cancellation of that certain

Stock Option Agreement, dated as of March 30, 1998, by and between SPC and Warshauer (the "STOCK OPTION AGREEMENT"). Warshauer hereby agrees that upon delivery of such payment by check or wire transfer at the Closing, the Stock Option Agreement shall be cancelled and shall be of no further force or effect.

7. AMENDMENT OF WARSHAUER EMPLOYMENT AGREEMENT AND SHORELINE CONSULTING AGREEMENT. Effective as of the date of this Agreement: (i) SPC and Warshauer hereby agree to amend that certain Employment Agreement, dated as of March 30, 1998, by and between SPC and Warshauer, by deleting the last sentence of Section 5(d) thereof in its entirety and replacing it with the following sentence: "In consideration of the foregoing, Mr. Warshauer is obligated to provide reasonable consulting services, in such manner and to such extent as determined by him, through his 75th birthday.", and (ii) SPC hereby agrees to amend that certain Consulting Agreement, dated as of October 16, 2001, by and between SPC and Shoreline Enterprises LLC, by deleting the second sentence of Section 1 thereof in its entirety and replacing it with the following sentence: "The Company shall be free to determine the extent and manner of services to be provided by MW."

8. REPRESENTATIONS AND WARRANTIES OF SELLERS. Each Seller hereby represents and warrants to SPC, severally and not jointly, as follows:

          (a) SECURITIES OWNERSHIP. Such Seller owns 100% of all right, title and interest in and to the Stock held by such Seller, free and clear of any and all security interests, liens, encumbrances, claims, pledges, rights, charges, escrows, options, rights of first refusal, contracts, commitments, understandings and obligations of any kind ("RESTRICTIONS"), but subject to the terms of the Stockholders Agreement. Such Seller has not sold, negotiated, assigned, pledged, hypothecated or otherwise transferred any of the Stock held by such Seller or any interest therein. Such Seller has the full right, power and authority to sell and transfer the Stock held by such Seller pursuant to this Agreement, to the effect that the Company shall at the Closing be the lawful record and beneficial owner of such Stock free and clear of any and all Restrictions.

          (b) AUTHORITY, NO CONFLICTS. This Agreement has been duly and validly authorized by all necessary action by such Seller and is a valid and binding obligation of such Seller, enforceable in accordance with its terms. The execution and delivery of this Agreement, and consummation of the transactions contemplated hereby, will not conflict in any way with the terms of, and will not cause the termination or breach of any agreement, note, bond, mortgage, indenture, license, lease or other instrument to which such Seller is a party or by which such Seller is bound or with any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court to which such Seller is subject. Neither the execution, delivery nor performance of this Agreement by such Seller requires the consent of any third party.

9. REPRESENTATIONS AND WARRANTIES OF WARSHAUER. Warshauer hereby represents and warrants to SPC as follows:

          (a) AUTHORITY, NO CONFLICTS. This Agreement has been duly and validly authorized by all necessary action by Warshauer and is a valid and binding obligation of Warshauer, enforceable in accordance with its terms. The execution and delivery of this

Agreement, and consummation of the transactions contemplated hereby, will not conflict in any way with the terms of, and will not cause the termination or breach of any agreement, note, bond, mortgage, indenture, license, lease or other instrument to which Warshauer is a party or by which Warshauer is bound or with any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court to which Warshauer is subject. Neither the execution, delivery nor performance of this Agreement by Warshauer requires the consent of any third party.

10. REPRESENTATIONS AND WARRANTIES OF SPC. SPC hereby represents and warrants to the Sellers and Warshauer as follows:

          (a) AUTHORITY, NO CONFLICTS. This Agreement has been duly and validly authorized by all necessary corporate action by SPC and is a valid and binding obligation of SPC, enforceable in accordance with its terms. The execution and delivery of this Agreement, and consummation of the transactions contemplated hereby, will not conflict in any way with the terms of, and will not cause the termination or breach of any agreement, note, bond, mortgage, indenture, license, lease or other instrument to which SPC is a party or by which SPC is bound or with any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court to which SPC is subject. Neither the execution, delivery nor performance of this Agreement by SPC requires the consent of any third party other than those that shall be obtained as a condition of the consummation of its initial public offering.

11. REPRESENTATIONS AND WARRANTIES OF STEAMBOAT. Steamboat hereby represents and warrants to the Sellers and Warshauer as follows:

          (a) AUTHORITY, NO CONFLICTS. This Agreement has been duly and validly authorized by all necessary action by Steamboat and is a valid and binding obligation of Steamboat, enforceable in accordance with its terms. The execution and delivery of this Agreement, and consummation of the transactions contemplated hereby, will not conflict in any way with the terms of, and will not cause the termination or breach of any agreement, note, bond, mortgage, indenture, license, lease or other instrument to which Steamboat is a party or by which Steamboat is bound or with any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court to which Steamboat is subject. Neither the execution, delivery nor performance of this Agreement by Steamboat requires the consent of any third party.

12. REPRESENTATIONS AND WARRANTIES OF HOLTEN. Holten hereby represents and warrants to the Sellers and Warshauer as follows:

          (a) AUTHORITY, NO CONFLICTS. This Agreement has been duly and validly authorized by all necessary action by Holten and is a valid and binding obligation of Holten, enforceable in accordance with its terms. The execution and delivery of this Agreement, and consummation of the transactions contemplated hereby, will not conflict in any way with the terms of, and will not cause the termination or breach of any agreement, note, bond, mortgage, indenture, license, lease or other instrument to which Holten is a party or by which Holten is bound or with any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court to which Holten is subject. Neither the execution, delivery nor performance of this Agreement by Holten requires the consent of any third party.

13. FURTHER ASSURANCES. Each party shall execute all certificates, instruments and other documents and take all actions reasonably requested by the other party to effectuate the purposes of this Agreement and to consummate and evidence the consummation of the transactions herein provided.

14. CHOICE OF LAW. This Agreement shall be governed and construed by the internal laws of the State of Illinois, without giving effect to choice of law principles. The Parties agree that any legal action or proceeding arising out of or relating to the Agreement shall be instituted in a court located in Chicago, Illinois. The Parties irrevocably and unconditionally agree to submit to the jurisdiction of such court in any such action or proceeding and expressly waive any objection relating to the basis for personal or in rem jurisdiction or to venue which they now or hereafter have in any such action or proceeding.

15. ENTIRE AGREEMENT. This Agreement and the other agreements contemplated hereby or attached hereto constitute the entire agreement and understanding between the Parties concerning the subject matter herein and supersedes all previous agreements or understandings, whether written or oral, relating to the subject matter herein. Each Party further represents and warrants that all representations made by any Party as an inducement to cause any other Party to enter into this Agreement are contained in this Agreement.

16. COUNTERPARTS; FAX. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute but one agreement. The delivery by fax of a signed counterpart shall suffice as effective delivery.

17. EXPENSES. SPC shall reimburse Sellers and Warshauer for their respective legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement.

18. SUCCESSORS AND SEVERABILITY. This Agreement shall be binding upon and inure to the benefit of the successors, heirs and assigns of each Party. If any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and shall not be deemed to invalidate the remainder of such provision or the remaining provisions hereof.

19. AGREEMENT CONDITIONED UPON OCCURRENCE OF IPO Anything contained herein to the contrary notwithstanding, the respective obligation of the Parties hereto are expressly conditioned upon the consummation of the IPO on or prior to May 1, 2005, and if the IPO has not occurred by that date, this Agreement shall terminate and be null and void; PROVIDED, HOWEVER that Sections 7 and 17 are not conditioned upon the consummation of the IPO on or prior to May 1, 2005, and shall survive the termination of this Agreement.

                                    * * * * *

     IN WITNESS WHEREOF, each Party has signed this Agreement as of May 10,
2004:

STANDARD PARKING CORPORATION

By:
   ---------------------------------
   Name:
         -------------------------------
   Title:
          ------------------------------

SP ASSOCIATES                                           WAVERLY PARTNERS, L.P.

By: SP Managers, L.P., Managing Partner
    By: Standard Managers, Inc., General Partner

By:    /s/ Patrick Meara                                By:   /s/ Myron C. Warshauer
   -------------------------------------                   ---------------------------------
   Name:  Patrick Meara                                       Name:  Myron C. Warshauer
   Title: Vice President                                      Title: General Partner

CAROL R. WARSHAUER GST EXEMPT TRUST


By:   /s/ Myron C. Warshauer                                  /s/ Myron C. Warshauer
   -------------------------------------                ------------------------------------
   Name:  Myron C. Warshauer                                  MYRON C. WARSHAUER
   Title: Trustee

For purposes of Section 5 and Section 11 only:

STEAMBOAT INDUSTRIES LLC


By:
   ---------------------------------
   Name:
         -------------------------------
   Title:
          ------------------------------

For purposes of Section 5 and Section 12 only:


         /s/ John V. Holten
---------------------------------------------
         JOHN V. HOLTEN

                                   Schedule A

                                                                                               Principal Amount
                                                                                          Outstanding After Accrual
Interest Payment Date    Principal Amount Outstanding    Interest at 11.75% per annum           Of Interest
         1                        $ 5,000,000                      $ 146,875                    $ 5,146,875
         2                        $ 5,146,875                      $ 151,189                    $ 5,298,064
         3                        $ 5,298,064                      $ 155,631                    $ 5,453,695
         4                        $ 5,453,695                      $ 160,202                    $ 5,613,897
         5                        $ 5,613,897                      $ 164,908                    $ 5,778,806
         6                        $ 5,778,806                      $ 169,752                    $ 5,948,558
         7                        $ 5,948,558                      $ 174,739                    $ 6,123,297
         8                        $ 6,123,297                      $ 179,872                    $ 6,303,169

                         Assumed IPO Price                                                                  $   15.00
                         Total shares for principal                                                           333,333
                         Shares for unpaid interest                                                            86,878
                         Total Shares Pledged                                                                 420,211

                                    EXHIBIT A

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

                                   ----------

                          STANDARD PARKING CORPORATION

                               5% PROMISSORY NOTE
                             DUE _________ __, 2006

_______ __, 2004
$[_____________]

     STANDARD PARKING CORPORATION, a Delaware corporation (the "ISSUER"), for value received, hereby promises (i) to pay to the Holder (as defined below) on the Final Maturity Date (as defined below) the principal amount of _______________ Dollars ($___________), as such principal amount is increased pursuant to SECTION 2.3(c), plus any accrued and unpaid interest (or such other amounts as provided herein), in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, at the principal office of the Issuer, and (ii) to pay, subject to
SECTION 2.3(c), on March 31, June 30, September 30 and December 31 of each year (each, an "INTEREST PAYMENT DATE") interest (computed on the basis of a 360-day year) at said office, in like coin or currency, on the unpaid portion of said principal amount, such payments (each, an "INTEREST PAYMENT") to commence on [__________ __], 2004, at a fixed rate equal to 5% per annum (the "NOTE INTEREST RATE"), subject to SECTION 5.3 hereof. If the Issuer does not pay on such Interest Payment Date the corresponding Interest Payment or a portion thereof, the principal amount outstanding hereunder shall be increased pursuant to
SECTION 2.3(c). The Issuer may prepay the unpaid principal balance of this Note and interest accrued thereon at any time, in whole or in part, without premium or penalty.

                                    ARTICLE 1

                                   DEFINITIONS

DEFINITIONS. The terms defined in this Article whenever used in this Note shall have the respective meanings hereinafter specified.

"AFFILIATE" or "AFFILIATES" means, with respect to any specified Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

"BUSINESS DAY" means each day other than a Saturday, Sunday, or any day on which banking institutions in the State of New York or Illinois are authorized or obligated by law or executive order to be closed.

"DEFAULT INTEREST RATE" shall be equal to the Note Interest Rate plus 2% per annum.

"EVENT OF DEFAULT" shall have the meaning specified in SECTION 5.1.

"FINAL MATURITY DATE" shall mean the date that is two years after the date of this Note.

"HOLDER" or "HOLDERS" means ___________or any other Person who shall become a holder of this Note as provided in SECTION 2 hereof.

"INTEREST PAYMENT" shall have the meaning specified in the introductory paragraph to this Note.

"INTEREST PAYMENT DATE" shall have the meaning specified in the introductory paragraph to this Note.

"ISSUER" means Standard Parking Corporation, a Delaware corporation.

"MAXIMUM RATE" shall have the meaning specified in SECTION 5.3(b).

"NOTE" means this Note.

"NOTE INTEREST RATE" shall have the meaning specified in the introductory paragraph to this Note.

"PERSON" means an individual, a limited liability company, a joint stock company, a corporation, a partnership, an association, a trust, joint venture, an unincorporated organization, any government, governmental department or agency or political subdivision thereof or any other entity.

"SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

                                    ARTICLE 2

                    EXCHANGES AND TRANSFER; INTEREST PAYMENTS

     SECTION 2.1. LOSS, THEFT, DESTRUCTION OF NOTE. Upon receipt of evidence satisfactory to the Issuer of the loss, theft, destruction, or mutilation of the Note and, in the case of any such loss, theft, or destruction, upon receipt of indemnity or security reasonably satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of the Note, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed, or mutilated Note, a new Note of like tenor and unpaid principal amount dated as of the date hereof. The Note shall be held and owned upon the express condition that the provisions of this SECTION 2.1 are exclusive with respect to the replacement of a mutilated, destroyed, lost, or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

     SECTION 2.2. WHO DEEMED ABSOLUTE OWNER. The Issuer may deem the Person or Persons in whose name the Note or Notes shall be registered upon the registry books of the Issuer to be, and may treat such Person or Persons as, the absolute owner or owners of the Note or Notes (whether or not the Notes shall be overdue), as the case may be, for the purpose of receiving payment of or on account of the principal of the Note or Notes, as the case may be, and for all other purposes, and the Issuer shall not be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon the Note or Notes, as the case may be, to the extent of the sum or sums so paid.

     SECTION 2.3.    INTEREST PAYMENTS.

          (a) The Issuer shall pay interest at a fixed rate equal to the Note Interest Rate, subject to SECTION 5.3 hereof, on each Interest Payment Date, prorated on a daily basis for partial periods and computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full period for which interest is computed, the amount of interest payable will be computed on the basis of the actual number of days elapsed in such 30-day month, at the principal office of the Issuer in such coin or currency of the United States of America as at the time of payment shall be legal tender for public and private debts, on the unpaid portion of any principal amount plus any interest due and owing but not paid on any prior Interest Payment Date. Interest payments shall commence on [__________ __], 2004.

          (b) The Issuer shall pay quarterly on the Interest Payment Date an amount equal to the interest due and payable to the Holder on the Interest Payment Date, as well as any accrued and unpaid interest from prior Interest Payment Dates.

          (c) Notwithstanding the foregoing, if the Issuer does not pay on an Interest Payment Date the corresponding Interest Payment or a portion thereof in cash, the principal amount of this Note shall be increased by an amount equal to 2.9375% of the then-outstanding principal amount (less the portion of the Interest Payment paid, if any, in cash) in lieu of and in satisfaction of the payment of such Interest Payment.

                                    ARTICLE 3

                        STATUS; RESTRICTIONS ON TRANSFER

     SECTION 3.1. STATUS. Subject to SECTION 3.2 below, this Note is a direct, general and unconditional obligation of the Issuer, and constitutes a valid and legally binding obligation of the Issuer, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization, and other similar laws of general applicability relating to or affecting creditors' rights and to general principals of equity. The Issuer agrees that it will not, without the prior written consent of the Holder, take any action, nor fail to take any action, which would in any manner adversely affect the rights of the Holder pursuant to this Note or subject the Holder to any liability.

     SECTION 3.2. RESTRICTIONS ON TRANSFER. This Note has not been and will not be registered under the Securities Act. This Note may not be offered, sold or transferred, directly or indirectly, except to a party directly or indirectly related to the Holder.

                                    ARTICLE 4

                                    COVENANTS

The Issuer covenants and agrees that so long as this Note shall be outstanding:

     SECTION 4.1. PAYMENT OF NOTE. The Issuer will punctually, according to the terms hereof, (a) pay or cause to be paid all amounts due under this Note and (b) subject to SECTION 2.3(c), pay any interest due (including accrued interest).

     SECTION 4.2. NOTICE OF DEFAULT. If any one or more events occur which constitute or which, with the giving of notice or the lapse of time or both, would constitute an Event of Default or if the Holder shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Issuer will forthwith give notice to the Holder, specifying the nature and status of the Event of Default or other event or of such demand or action, as the case may be.

                                    ARTICLE 5

                                    REMEDIES

     SECTION 5.1. EVENTS OF DEFAULT. "EVENT OF DEFAULT" wherever used herein means any one of the following events:

          (a) default in the due and punctual payment of the principal of, or any other amount owing in respect of (other than to the extent that interest may be accrued in accordance with SECTION 2.3(c)), this Note when and as the same shall become due and payable, and continuance of such default for a period of 30 days after notice thereof;

          (b) default in the performance or observance of any covenant or agreement of the Issuer in this Note (other than a covenant or agreement, a default in the performance of which is specifically provided for elsewhere in this SECTION 5.1), and the continuance of such default for a period of 30 days after there has been given to the Issuer a written notice specifying such default and requiring it to be remedied;

          (c) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 30 calendar days; or

          (d) the institution by the Issuer (unless consented to by the Holder) of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of trust action by the Issuer in furtherance of any such action.

     SECTION 5.2. EFFECTS OF DEFAULT. If an Event of Default occurs and is continuing, then and in every such case the Holder may declare the principal and interest on this Note to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration, the Issuer shall pay to the Holder the outstanding principal amount of the Note plus all accrued and unpaid interest through the date the Note is paid in full.

     SECTION 5.3.    DEFAULT INTEREST RATE.

          (a) If any portion of the principal and interest of this Note shall not be paid at the Final Maturity Date (or earlier if accelerated pursuant to SECTION 5.2) such principal of and interest on this Note which is due and owing but not paid shall, without limiting the Holder's right under this Note, bear interest at the Default Interest Rate until paid in full.

          (b) Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate at which interest may be contracted for, charged, taken or received by the Holder in accordance with the applicable laws of the State of Illinois (the "MAXIMUM RATE"), the rate of interest applicable to this Note shall be limited to the Maximum Rate.

     SECTION 5.4. REMEDIES NOT WAIVED. No course of dealing between the Issuer and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

                                    ARTICLE 6

                                  MISCELLANEOUS

     SECTION 6.1. WITHHOLDING. To the extent required by applicable law, the Issuer may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Issuer from any payments made pursuant to this Note.

     SECTION 6.2. EXPENSES. The Issuer agrees to pay all reasonable costs incurred by the Holder in collecting, or attempting to collect payments of principal, interest and or other amounts due under this Note, including reasonable attorney's fees, whether or not involving litigation and/or appellate, administrative or bankruptcy proceedings.

     SECTION 6.3. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED AND CONSTRUED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. THE PARTIES AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE AGREEMENT SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF ILLINOIS, COUNTY OF COOK. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND EXPRESSLY WAIVE ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH THEY NOW OR HEREAFTER HAVE IN ANY SUCH ACTION OR PROCEEDING.

     SECTION 6.4. HEADINGS. The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

     SECTION 6.5. AMENDMENTS. Any provision of this Note may be amended, modified, or waived if and only if the Holder has consented in writing to such amendment, modification or waiver.

                            [SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the Issuer has caused this Note to be signed by its duly authorized officer under its corporate seal, attested by its duly authorized officer, on the date of this Note.

                              STANDARD PARKING CORPORATION


                              By:
                                 ----------------------------------------
     Name:
                                             Title:


ATTEST:


By:
   --------------------------
     Name:
       Title:
  [Corporate Seal]

                              EXHIBIT A TO THE NOTE
                           [FORM OF NOTICE OF ACCRUAL]

TO ________________:

Standard Parking Corporation, the issuer of the Note, dated as of May __, 2004, (the "NOTE") hereby exercises its option not to make an interest payment (or portion thereof) on _______, 200_, in accordance with the terms of the Note, and hereby notifies the Holder that $____________, representing the interest payable on such date (or portion thereof, if a partial interest payment has been made), shall remain accrued and unpaid for purposes of this Note.


Dated:


                                         STANDARD PARKING CORPORATION


                                         By:
                                            -------------------------
     Name:
                                                 Title:


  Please print name and address:
  (including zip code number)

                                    EXHIBIT B

                           PLEDGE AND ESCROW AGREEMENT

     THIS PLEDGE AND ESCROW AGREEMENT (the "Pledge and Escrow Agreement") is made as of this ____ day of May, 2004, by and among [__________], as escrow agent ("Escrowee"), Steamboat Industries LLC ("Steamboat"), SP Associates ("SP"), Waverly Partners, L.P. ("Waverly"), the Carol R. Warshauer GST Exempt Trust (the "Trust" and together with SP and Waverly, the "Sellers").

     WHEREAS, Steamboat, Standard Parking Corporation ("SPC"), John V. Holten ("Holten") and the Sellers, entered into that certain Stock Purchase Agreement as of May __, 2004 (the "Agreement") and SPC delivered certain 5% promissory notes payable by SPC to the Sellers (the "Notes");

     WHEREAS, pursuant to the Agreement, Steamboat assumed all of SPC's liabilities under the Notes and Holten has guaranteed Steamboat's obligations under the Notes;

     WHEREAS, Steamboat is required under the terms of the Agreement to deposit with the Escrowee certain shares of common stock of SPC as security to ensure payment of the Notes.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. The following terms when used in this Pledge and Escrow Agreement shall have the following meanings:

       "COLLATERAL" shall mean the (i) Pledged Stock, (ii) Certificates representing the Pledge Stock and (iii) Stock Powers.

       "DEFAULT" means the occurrence of any one or more of the "Events of Default" as that term is defined in the Notes.

       "OBLIGATIONS" means all amounts which may become due to the Sellers under the Notes.

       "PLEDGED STOCK" means the [_________] shares of common stock of SPC required to be pledged under the Agreement.

       2.   PLEDGE.

     2.1. GRANT. To secure the timely payment of the Obligations, Steamboat hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Sellers and hereby grants to Sellers a security interest in the Collateral. The Escrowee shall hold the Collateral, together with all rights, titles, interests, privileges and preferences pertaining or incidental thereto, pursuant to the terms of this Pledge and Escrow Agreement. The Pledged Stock has been delivered to Escrowee to be held by Escrowee on behalf of the Sellers pursuant to the terms of this Pledge and Escrow Agreement.

     2.2. RELEASE OF SECURITY INTEREST AND PLEDGE. After the Notes have been paid and subsequent to receipt of written acknowledgment from each of the Sellers that such payment has been made, which written acknowledgement shall be delivered by Sellers to Escrowee upon receipt of payment of the Notes, the security interest and pledge shall cease and terminate and any Pledged Stock not yet returned to Steamboat shall be returned forthwith.

     2.3. RIGHTS UPON NOTICE OF DEFAULT.

             (a) In the event Escrowee receives written notice from the Sellers that a Default exists with respect to any of the Obligations ("Default Notice"), and that the Sellers have elected to foreclose upon the Pledged Stock, Escrowee shall promptly give written notice to Steamboat of such alleged Default and of the exercise of such election. If Escrowee has not received from Steamboat, within twenty (20) days after the date of such notice from Escrowee, a sworn statement that there has not been a Default, Escrowee shall deliver the Pledged Stock to the Sellers and, upon delivery, Escrowee's responsibilities and obligations hereunder shall terminate.

             (b) Notwithstanding anything herein to the contrary, the parties hereto agree that Sellers shall not be entitled to exercise its rights under this Section 2.3 prior to the date that is two years after the date of this Agreement (the "TWO YEAR ANNIVERSARY DATE"). Sellers shall not deliver a Default Notice prior to the Two Year Anniversary Date, and Escrowee shall disregard any Default Notice received prior to the Two Year Anniversary Date. For the avoidance of doubt, unless the Sellers have foreclosed on the Pledged Stock pursuant to Section 2.3 of this Agreement, the Sellers will not have the power to vote or direct the vote of the Pledged Stock, nor will the Sellers have the power to dispose or direct the disposition of the Pledged Stock prior to the Two Year Anniversary Date.

             (c) Upon receipt of the Pledged Stock from Escrowee, the secured party may exercise all rights and remedies of a secured party under the Uniform Commercial Code of Illinois and otherwise, including, without limitation, the right to foreclose the security interest granted herein by any available judicial or other procedure and to take possession of the Pledged Stock; and proceed to protect and enforce his rights or remedies either by suit in equity or by action at law, or both.

     2.4. SALE PROCEEDS. The proceeds of the sale or disposition, if any, of the Pledged Stock or any portion thereof, shall be applied in the following order:
(i) to the payment of reasonable legal fees and costs in connection with said foreclosure and collection of amounts due from Steamboat under the Notes; (ii) to the payment of the Obligations; and (iii) to Steamboat if any proceeds remain after payment of the Obligations.

     3. LIABILITY OF ESCROWEE. Escrowee shall not be liable for any action taken by it in good faith in connection with the performance of its duties hereunder. Escrowee may accept as duly executed any document or instrument required under or contemplated by this Pledge and Escrow Agreement which purports to be executed by the proper person or persons and is believed by Escrowee, in the exercise of ordinary care, to be genuine and regular, provided that Escrowee first notifies the parties to this Stock and Pledge Agreement that the Escrowee intends to exercise its duties enumerated herein. Escrowee shall be indemnified, jointly and severally, by the other parties hereto (or their successors), against any claims, damages or expenses (including reasonable attorney's fees) it may incur in connection with or by virtue of its acting in good faith in carrying out the provisions of this Pledge and Escrow Agreement.

     4. SUCCESSORS AND ASSIGNS; AMENDMENTS. This Pledge and Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives and assigns, and may be amended or modified only by a written instrument executed by each of the parties hereto.

       5.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     5.1. STOCK OWNERSHIP. Steamboat represents and warrants to the Sellers that Steamboat is the lawful owner of the Collateral, free of all claims and liens, other than the security interest hereunder with full right to deliver, pledge, assign and transfer the Collateral to the Sellers as Collateral hereunder.

     5.2. NO BREACH. Steamboat represents and warrants to the Sellers that (i) the execution and delivery of this Pledge and Escrow Agreement and the performance by Steamboat of its obligations hereunder are within Steamboat's powers, and do not and will not contravene or conflict with any agreement binding upon Steamboat, and (ii) this Pledge and Escrow Agreement is the legal, valid and binding obligation of Steamboat enforceable against Steamboat in accordance with its terms.

     5.3. COVENANTS. So long as any of the Obligations remain outstanding, Steamboat will, unless the Sellers shall otherwise consent in writing:

            (i) promptly deliver to the Escrowee from time to time upon request of the Sellers such Stock Powers and other documents, satisfactory in form and substance to the Sellers, with respect to the Collateral as the Sellers may reasonably request to preserve and protect, and to enable the Sellers to enforce, their rights and remedies hereunder;

            (ii) not sell, assign, exchange or otherwise transfer any of its rights to any of the Collateral;

            (iii) not create or suffer to exist any lien, security interest or other charge or encumbrance against, in or with respect to, any of the Collateral except for the pledge hereunder and the security interest and other rights created hereby;

            (iv) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and

            (v) not take or fail to take any action which would in any manner impair the enforceability of the Sellers's security interest and other rights in any of the Collateral.

     6. RESIGNATION. Escrowee may at any time resign by giving written notice to the other parties hereto. Within ten days after Escrowee's notice of resignation has been given, Steamboat shall, by notice given to Escrowee and the other parties hereto, appoint a successor escrowee, which is a bank or licensed trust company, with one or more offices in Cook County, Illinois, to act hereunder, upon which notice, and delivery by Escrowee to the successor of all items then held, the then acting Escrowee shall be relieved from all further duties hereunder and the successor escrowee shall have, upon acceptance of its appointment and receipt of all escrow items, all of the duties, rights and obligations of the former Escrowee but only to the extent that they arise subsequent to such acceptance.

     7. REPLACEMENT OF ESCROWEE. In the event the Escrowee gives written notice of its resignation and Steamboat does not give written notice to the resigning Escrowee of the successor appointed within the ten-day period referred to above, then the Sellers shall designate the Successor Escrowee. In the event the Sellers do not give written notice of the Successor Escrowee within ten days following the end of the ten-day period referred to above; the resigning Escrowee shall be entitled to either (i) deliver all items then held to a bank or trust company successor designated by the resigning Escrowee in a written notice to the other parties hereto, after twenty days has expired from the date of such notice of resignation without notice to the resigning Escrowee of the appointment of a successor, or (ii) continue to act as Escrowee until a successor is appointed.

       8.   GENERAL PROVISIONS.

     8.1. ENTIRE AGREEMENT. The Agreement and this Pledge and Escrow Agreement represent the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.

     8.2. GOVERNING LAW. This Pledge and Escrow Agreement shall be governed and construed by the internal laws of the State of Illinois, without giving effect to choice of law principles. The parties hereto agree that any legal action or proceeding arising out of or relating to this Pledge and Escrow Agreement shall be instituted in the courts of the State of Illinois, County of Cook. The parties hereto irrevocably and unconditionally agree to submit to the jurisdiction of such courts in any such action or proceeding and expressly waive any objection relating to the basis for personal or in rem jurisdiction or to venue which they now or hereafter have in any such action or proceeding.

     8.3. WAIVER. A waiver of one of the provisions of this Pledge and Escrow Agreement shall not affect any of the other provisions of this Pledge and Escrow Agreement, such that the remaining provisions will remain in full force and effect. The failure of any party to enforce any of the provisions of this Pledge and Escrow Agreement shall not be deemed a waiver thereof. No provisions of this Pledge and Escrow Agreement shall be deemed to have been waived unless it shall be in writing and signed by the waiving party. A waiver in writing at any time of any of the terms and conditions of this Pledge and Escrow Agreement shall not be considered a modification, cancellation or waiver of such terms or conditions as to subsequent events unless otherwise expressly provided.

     8.4. NOTICES. Each notice, consent, request or other communication required or permitted by this Pledge and Escrow Agreement shall be in writing and shall be deemed "given" to a party on the first to occur of any of the following: (i) when delivered by hand to such party, (ii) on the third business day after deposit in the U.S. Mail, postage prepaid and certified, addressed to the party to whom it is to be given at the address set forth below beneath the signature of the party to whom it is to be given, or (iii) on the first Business Day after proper and timely deposit, charges prepaid, for next day delivery, with a nationally recognized delivery service providing next day service to the location of the recipient, addressed to the party to whom it is to be given at the address set forth below beneath the signature of the party to whom it is to be given. Copies of any notices sent to Steamboat shall be sent to [____________] and copies of any notices sent to the Sellers shall be sent to [____________]. Any person at any time may change the address at which he, she or it is to be given notice by giving notice to the other parties hereto in the foregoing manner. "Business Day" shall mean any date other than a Saturday or Sunday. Copies of any notices sent to the then acting Escrowee shall be sent to the other parties.

     8.5. SEVERABILITY. Each section, clause, subclause, provision or part of this Pledge and Escrow Agreement shall be severable from each other, and, if for any reason any section, clause, subclause or provision or part is invalid or unenforceable, such invalidity or unenforceability shall not prejudice or in any way affect the validity or enforceability of any other section, clause, subclause, provision or part hereof.

     8.6. HEADINGS. The section headings and subtitles used in this Escrow Agreement are used for purposes of convenience only and are not to be considered in construing or interpreting this Pledge and Escrow Agreement.

     8.7. COUNTERPARTS. This Pledge and Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8.8. GENDER. Wherever in this Pledge and Escrow Agreement the masculine, feminine or neuter gender is used, such usage shall be deemed to include all other genders as well, and singular usage shall include plural usage, and visa versa, all as the context shall require.

                       THE NEXT PAGE IS THE SIGNATURE PAGE

IN WITNESS WHEREOF, each party has signed this Pledge and Escrow Agreement as of May ___, 2004:

STEAMBOAT INDUSTRIES LLC


By:
   ---------------------------------
   Name:
          ------------------------------
   Title:
          ------------------------------

SP ASSOCIATES


By:
   ----------------------------------------------
   Name:
          ---------------------------------------
   Title:
          ---------------------------------------

WAVERLY PARTNERS, L.P.


By:
   -------------------------------------
   Name:  Myron C. Warshauer
   Title: General Partner

CAROL R. WARSHAUER GST EXEMPT TRUST


By:
   -----------------------------------------
   Name:  Myron C. Warshauer
   Title: Trustee

[ESCROWEE]

By:
   ---------------------------------
   Name:
          ------------------------------
   Title:
          ------------------------------

                                    EXHIBIT C

                                    GUARANTY

     FOR VALUE RECEIVED and in consideration of the holders ("Holders") of 5% promissory notes due ________ __, 2006 (the "Notes") issued by Standard Parking Corporation, a Delaware corporation (the "Company"), consenting to the assumption of the Company's liabilities under the Notes by Steamboat Industries LLC ("Steamboat") and the discharge of all liabilities of the Company under the Notes, the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations of Steamboat to the Holders under the Notes, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (all such obligations being hereinafter collectively called "Liabilities"), and the undersigned further agrees to pay all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Holders in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this guaranty.

     The undersigned agrees that, in the event of (a) the occurrence of an Event of Default under the Notes, or (b) the death or incompetency of the undersigned, if the executor or other representative of the undersigned's estate (the "Estate") does not assume or reaffirm in writing the Estate's liability under this guaranty within ninety (90) days after the Holders give written notice to the Estate requesting its election whether or not to assume or reaffirm its liability under this guaranty, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the undersigned will pay to the Holders forthwith the full amount which would be payable hereunder by the undersigned if all Liabilities were then due and payable.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the death or incompetency of the undersigned) until such time as all Liabilities have been paid in full.

     The undersigned agrees that if at any time all or any part of any payment theretofore applied by the Holders to any of the Liabilities is or must be rescinded or returned by the Holders for any reason whatsoever (including, without limitation, the insolvency, Bankruptcy or reorganization of Steamboat), such Liabilities shall, for the purposes of this guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Holders, and this guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Holders had not been made.

     The Holders may, from time to time, at their sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned for payment of any of the Liabilities, whether or not the Holders (i) shall have resorted to any property securing any of the Liabilities or any obligation hereunder or (ii) shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in preceding clauses (i) and (ii) being hereby expressly waived by the undersigned).

     Any amount received by the Holders from whatsoever source on account of the Liabilities may be applied by it toward the payment of such of the Liabilities, and in such order of application, as the Holders may from time to time elect.

     The undersigned hereby expressly waives: (a) notice of the acceptance by the Holders of this guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest and all other notices whatsoever and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     Notwithstanding any payment made by or for the account of the undersigned pursuant to this guaranty, the undersigned shall not be subrogated to any right of the Holders until such time as the Holders shall have received final payment in cash of the full amount of all Liabilities.

     The Holders may, from time to time, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this guaranty to the same extent as if such assignee or transferee were the Holders.

     The undersigned hereby warrants to the Holders that the undersigned now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of Steamboat. The Holders shall not have any duty or responsibility to provide the undersigned with any credit or other information concerning the affairs, financial condition or business of Steamboat which may come into the Holders's possession.

     No delay on the part of the Holders in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holders of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Holders except as expressly set forth in a writing duly signed and delivered on behalf of the Holders. No action of the Holders permitted hereunder shall in any way affect or impair the rights of the Holders and the obligations of the undersigned under this guaranty. For the purposes of this guaranty, Liabilities shall include all obligations of Steamboat to the Holders under the Notes notwithstanding any right or power of Steamboat or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder. The obligations of the undersigned under this guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the undersigned. The undersigned hereby acknowledges that there are no conditions to the effectiveness of this guaranty.

     This guaranty shall be binding upon the undersigned, and upon the heirs and legal representatives of the undersigned; and all references herein to Steamboat shall be deemed to include any successor or successors, whether immediate or remote, to Steamboat.

     The unenforceability or invalidity of any provision of this guaranty shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this guaranty to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     THIS GUARANTY SHALL BE GOVERNED AND CONSTRUED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES. THE PARTIES AGREE THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE GUARANTY SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF ILLINOIS, COUNTY OF COOK. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND EXPRESSLY WAIVE ANY OBJECTION RELATING TO THE BASIS FOR PERSONAL OR IN REM JURISDICTION OR TO VENUE WHICH THEY NOW OR HEREAFTER HAVE IN ANY SUCH ACTION OR PROCEEDING.

                            [SIGNATURE ON NEXT PAGE]

     This Guaranty is SIGNED AND DELIVERED as of the ___ day of ________, 2004.


                                         ------------------------
                                         John V. Holten

                                    EXHIBIT D

             ASSIGNMENT, ASSUMPTION, CONSENT AND DISCHARGE AGREEMENT

     This Assignment, Assumption, Consent and Discharge Agreement ("AGREEMENT") is made as of ________ ___, 2004, by and among Standard Parking Corporation ("SPC"), Steamboat Industries LLC ("STEAMBOAT"), SP Associates ("SP"), Waverly Partners, L.P. ("WAVERLY") and the Carol R. Warshauer GST Exempt Trust (the "TRUST" and together with SP and Waverly, the "SELLERS"). The parties to this Agreement are sometimes referred to herein individually as "PARTY" or collectively as "PARTIES."

                                    RECITALS

     WHEREAS, the Parties have entered into a Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") (all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement);

     WHEREAS, pursuant to the Purchase Agreement, SPC has issued to each Seller a Promissory Note;

     WHEREAS, pursuant to the Purchase Agreement, Steamboat desires to assume all of SPC's obligations under the Promissory Notes.

     NOW, THEREFORE, in consideration for the mutual agreements set forth herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     20. SPC hereby assigns to Steamboat, and Steamboat hereby assumes from SPC, all of SPC's obligations under the Promissory Notes.

     21. The Sellers hereby consent to the assignment to and assumption by Steamboat of all of SPC's obligations under the Promissory Notes.

     22. The Sellers acknowledge the delivery of all of the items set forth in
Section 5(a) through 5(c) of the Purchase Agreement.

     23. The Sellers hereby release and discharge SPC from all liabilities and obligations under the Promissory Notes.

     24. The Parties hereby agree that for all purposes of the Promissory Notes, Steamboat shall be deemed to be the "Issuer," as such term is defined and used in the Promissory Notes.

     25. Steamboat hereby agrees that it shall prepay to the Sellers an aggregate principal amount of $1 million on the Promissory Notes, each Seller to receive its Pro Rata Portion thereof, in the event that the over-allotment option in the IPO is exercised in full (but not otherwise), payable at the closing thereof.

          IN WITNESS WHEREOF, each Party has signed this Agreement as of May ___, 2004.

STANDARD PARKING CORPORATION                        STEAMBOAT INDUSTRIES LLC

By:                                                 By:
   --------------------------------------              -----------------------------------
   Name:                                                  Name:
          -------------------------------                      ---------------------------
   Title:                                                 Title:
          -------------------------------                       --------------------------

SP ASSOCIATES                                       WAVERLY PARTNERS, L.P.


By:                                                 By:
   -------------------------------------------         -----------------------------------
   Name:                                                  Name:  Myron C. Warshauer
        --------------------------------------            Title: General Partner
   Title:
         -------------------------------------

CAROL R. WARSHAUER GST EXEMPT TRUST


By:
   -------------------------------------------
   Name:  Myron C. Warshauer
   Title: Trustee

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